EXHIBIT 10.14

                      FOURTH AMENDMENT TO CREDIT AGREEMENT

       THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of this 7th day of September, 1994, is entered into among EAGLE FOOD CENTERS, INC., a Delaware corporation (the "Borrower"), CAISSE NATIONALE DE CREDIT AGRICOLE ("CNCA") and THE FIRST NATIONAL BANK OF CHICAGO ("FNBC"), as co-agents (the "Co-Agents"), the Banks (as hereafter defined), and CNCA, acting through its Chicago Branch, as agent for the Banks (the "Agent").

                              W I T N E S S E T H:

       WHEREAS, the Borrower, certain lenders (the "Banks"), the Agent and the Co-Agents are parties to a Credit Agreement dated as of April 26, 1993, as amended by a First Amendment to Credit Agreement dated as of October 15, 1993, a Second Amendment to Credit Agreement and Waiver dated as of January 28, 1994 and a Third Amendment to Credit Agreement dated as of April 29, 1994 (the "Credit Agreement"), pursuant to which the Banks established various credit facilities for the benefit of the Borrower; and

       WHEREAS, the parties hereto desire to amend the Credit Agreement with respect to certain matters as hereafter specifically provided;

       NOW, THEREFORE, the parties hereto agree as follows:

       1. Unless otherwise specified herein, all capitalized terms used herein shall have the meanings specified in the Credit Agreement.

       2. Section 5.12 of the Credit Agreement is hereby amended and restated to read as follows:

                SECTION 5.12. Tangible Net Worth. Maintain a Tangible Net Worth at the end of each fiscal quarter of not less than (a) $55,000,000, at all times to and including the end of the first fiscal quarter of the 1994 fiscal year; (b) $53,380,000, at the end of the second fiscal quarter of the 1994 fiscal year; (c) $55,000,000, at the end of the third fiscal quarter of the 1994 fiscal year; (d) $57,000,000, thereafter to and including the end of the third fiscal quarter of the 1995 fiscal year; (e) $61,000,000, thereafter to and including the end of the third fiscal quarter of the 1996 fiscal year; (f) $65,000,000, thereafter to and including the end of the third fiscal quarter of the 1997 fiscal year; and (g) $69,000,000, at all times thereafter. For the purposes hereof, the 1994 fiscal year shall mean the fiscal year ending on January 28, 1995.

       3. Section 6.08 of the Credit Agreement is hereby amended by amending and restating clause (b) thereof to read in its entirety as follows:

                (b) sale and leaseback transactions (other than those referred to in clause (a) above) where the aggregate fair market value of all property subject to such transactions occurring on or after April 26, 1993 would not exceed Thirty-Two Million
                Dollars ($32,000,000).

       4. Section 6.15 of the Credit Agreement is hereby amended and restated to read as follows:

                SECTION 6.15. Leverage Ratio. Permit the Leverage Ratio to equal or exceed (a) 3.15 at the end of any fiscal quarter ending before July 30, 1994; (b) 3.43 at the end of the fiscal quarter ending July 30, 1994;
       (c) 3.15 at the end of the fiscal quarters ending October 29, 1994 and January 28, 1995; (d) 3.00 at the end of any fiscal quarter during the fiscal year ending February 3, 1996; and (e) 2.75 at the end of any fiscal quarter thereafter.

       5. In order to induce the Banks and the Agent to enter into this Amendment, the Borrower represents and warrants that:

       (a) The execution and delivery of this Amendment by the Borrower and the performance of the Credit Agreement as amended by this Amendment (the "Amended Agreement") (i) have been duly authorized by all requisite corporate action and
(ii) will not (A) violate (1) any provision of the certificate of incorporation or by-laws of the Borrower or any of its Subsidiaries or any provision of any applicable law, statute, rule or regulation (including, without limitation, Regulations G, T, U or X), (2) any order of any court, or any rule, regulation or order of any other agency of government binding upon the Borrower or any of its Subsidiaries or (3) any provisions of any indenture, agreement or other instrument to which the Borrower or any of its Subsidiaries is a party, or by which the Borrower or any of its Subsidiaries, or any of their respective properties or assets is or may be bound, (B) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause
(ii)(A)(3) above or (C) result in the creation or imposition of any Lien (other than in favor of the Agent for the benefit of the Banks as contemplated by the Amended Agreement) upon any property or assets of the Borrower or any of its Subsidiaries.

       (b) No registration with or consent or approval of, or other action by, any Federal, state or other governmental agency, authority or regulatory body is or will be required in connection with the execution and delivery by the Borrower of this Amendment or the performance by the Borrower of the Amended Agreement.

       (c) This Amendment and the Amended Agreement constitute legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors' rights generally).

       (d) The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as though made on and as of the date hereof, except to the extent that any such representation or warranty relates to an earlier date.

       (e) The Borrower is in compliance with all the terms and provisions contained in the Credit Agreement and in the other Loan Documents and the Senior
Note Indenture on its part to be observed or performed and no Event of Default or Potential Default has occurred and is continuing.

       6. Except as amended and modified by this Amendment, the Credit Agreement shall continue in full force and effect.

       7. This Amendment may be executed in one or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement.

       8. This Amendment shall become effective when (a) copies hereof which, when taken together, bear the signature of the Borrower and the Required Banks shall be delivered or mailed to the Agent and (b) the Agent has received such other information, approvals, documents or instruments as the Agent may reasonably request.

       9. This Amendment shall be construed in accordance with and governed by the laws of the State of Illinois without giving effect to choice of law doctrine.

       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first written above.


                                                EAGLE FOOD CENTERS, INC.


                                                By:
                                                Title:


                                                CAISSE NATIONALE DE CREDIT
                                                AGRICOLE, as Agent


                                                By:
                                                Title:



                                                CAISSE NATIONALE DE CREDIT
                                                AGRICOLE, as Co-Agent and a Bank


                                                By:
                                                Title:


                                                THE FIRST NATIONAL BANK OF
                                                CHICAGO, as Co-Agent and a Bank


                                                By:
                                                Title:


                                                NATIONAL BANK OF CANADA


                                                By:
                                                Title:


                                                BERLINER HANDELS-UND
                                                FRANKFURTER BANK


                                                By:
                                                Title:


                                                NORWEST BANK IOWA, NATIONAL
                                                  ASSOCIATION, f/k/a
                                                DAVENPORT BANK AND TRUST
                                                COMPANY, NATIONAL ASSOCIATION


                                                By:
                                                Title:



                      FIFTH AMENDMENT TO CREDIT AGREEMENT

         THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of this 9th day of December, 1994, is entered into among EAGLE FOOD CENTERS, INC., a Delaware corporation (the "Borrower"), CAISSE NATIONALE DE CREDIT AGRICOLE ("CNCA") and THE FIRST NATIONAL BANK OF CHICAGO ("FNBC"), as co-agents (the "Co-Agents"), the Banks (as hereafter defined), and CNCA, acting through its Chicago Branch, as agent for the Banks (the "Agent").

                              W I T N E S S E T H:

         WHEREAS, the Borrower, certain lenders (the "Banks"), the Agent and the Co-Agents are parties to a Credit Agreement dated as of April 26, 1993, as amended by a First Amendment to Credit Agreement dated as of October 15, 1993, a Second Amendment to Credit Agreement and Waiver dated as of January 28, 1994, a Third Amendment to Credit Agreement dated as of April 29, 1994 and a Fourth Amendment to Credit Agreement dated as of September 7, 1994 (the "Credit Agreement"), pursuant to which the Banks established various credit facilities for the benefit of the Borrower; and

         WHEREAS, the parties hereto desire to amend the Credit Agreement with respect to certain matters as hereafter specifically provided;

         NOW, THEREFORE, the parties hereto agree as follows:

       1. Unless otherwise specified herein, all capitalized terms used herein shall have the meanings specified in the Credit Agreement.

       2. Section 5.12 of the Credit Agreement is hereby amended and restated to read as follows:

                  SECTION 5.12. Tangible Net Worth. Maintain a Tangible Net Worth at the end of each fiscal quarter of not less than (a) $55,000,000, at all times to and including the end of the first fiscal quarter of the 1994 fiscal year; (b) $53,380,000, at the end of the second fiscal quarter of the 1994 fiscal year; (c) $46,135,000, at the end of the third fiscal quarter of the 1994 fiscal year; (d) $57,000,000, thereafter to and including the end of the third fiscal quarter of the 1995 fiscal year; (e) $61,000,000, thereafter to and including the end of the third fiscal quarter of the 1996 fiscal year;
         (f) $65,000,000, thereafter to and including the end of the third fiscal quarter of the 1997 fiscal year; and (g) $69,000,000, at all times thereafter. For the purposes hereof, the 1994 fiscal year shall mean the fiscal year ending on January 28, 1995.

       3. Section 5.14 of the Credit Agreement is hereby amended and restated to read as follows:


                  SECTION 5.14. Fixed Charge Coverage Ratio. Maintain a Fixed Charge Coverage Ratio at the end of each fiscal quarter of at least (a) 1.80:1 for all fiscal quarters ending on or before January 29, 1994;
         (b) 1.70:1 for the fiscal quarter ending July 30, 1994; (c) 1.53:1 for the fiscal quarter ending October 29, 1994; and (d) 1.70:1 for all fiscal quarters ending thereafter.

       4. Section 6.15 of the Credit Agreement is hereby amended and restated to read as follows:

                  SECTION 6.15. Leverage Ratio. Permit the Leverage Ratio to equal or exceed (a) 3.15:1 at the end of any fiscal quarter ending before July 30, 1994; (b) 3.43:1 at the end of the fiscal quarter ending July 30, 1994; (c) 4.36:1 at the end of the fiscal quarter ending October 29, 1994; (d) 3.15:1 at the end of the fiscal quarter ending January 28, 1995; (e) 3.00:1 at the end of any fiscal quarter during the fiscal year ending February 3, 1996; and (f) 2.75:1 at the end of any fiscal quarter thereafter.

       5. In order to induce the Banks and the Agent to enter into this Amendment, the Borrower represents and warrants that:

                  (a) The execution and delivery of this Amendment by the Borrower and the performance of the Credit Agreement as amended by this Amendment (the "Amended Agreement") (i) have been duly authorized by all requisite corporate action and (ii) will not (A) violate (1) any provision of the certificate of incorporation or by-laws of the Borrower or any of its Subsidiaries or any provision of any applicable law, statute, rule or regulation (including, without limitation, Regulations G, T, U or X), (2) any order of any court, or any rule, regulation or order of any other agency of government binding upon the Borrower or any of its Subsidiaries or (3) any provisions of any indenture, agreement or other instrument to which the Borrower or any of its Subsidiaries is a party, or by which the Borrower or any of its Subsidiaries, or any of their respective properties or assets is or may be bound, (B) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (ii)(A)(3) above or (C) result in the creation or imposition of any Lien (other than in favor of the Agent for the benefit of the Banks as contemplated by the Amended Agreement) upon any property or assets of the Borrower or any of its Subsidiaries.

                  (b) No registration with or consent or approval of, or other action by, any Federal, state or other governmental agency, authority or regulatory body is or will be required in connection with the execution and delivery by the Borrower of this Amendment or the performance by the Borrower of the Amended Agreement.

                  (c) This Amendment and the Amended Agreement constitute legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors' rights generally).

                  (d) The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as though made on and as of the date hereof, except to the extent that any such representation or warranty relates to an earlier date.

                  (e) The Borrower is in compliance with all the terms and provisions contained in the Credit Agreement and in the other Loan Documents and the Senior Note Indenture on its part to be observed or performed and no Event of Default or Potential Default has occurred and is continuing.

       6. Except as amended and modified by this Amendment, the Credit Agreement shall continue in full force and effect.

       7. This Amendment may be executed in one or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement.

       8. This Amendment shall become effective when (a) copies hereof which, when taken together, bear the signature of the Borrower and the Required Banks shall be delivered or mailed to the Agent and (b) the Agent has received such other information, approvals, documents or instruments as the Agent may reasonably request.

       9. This Amendment shall be construed in accordance with and governed by the laws of the State of Illinois without giving effect to choice of law doctrine.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first written above.


                                                EAGLE FOOD CENTERS, INC.


                                                By:
                                                Title:


                                                CAISSE NATIONALE DE CREDIT
                                                AGRICOLE, as Agent


                                                By:
                                                Title:


                                                CAISSE NATIONALE DE CREDIT
                                                AGRICOLE, as Co-Agent and a Bank


                                                By:
                                                Title:


                                                THE FIRST NATIONAL BANK OF
                                                 CHICAGO, as Co-Agent and a Bank


                                                By:
                                                Title:


                                                NATIONAL BANK OF CANADA


                                                By:
                                                Title:


                                                BERLINER HANDELS-UND
                                                FRANKFURTER BANK


                                                By:
                                                Title:


                                                NORWEST BANK IOWA, NATIONAL
                                                 ASSOCIATION, f/k/a
                                                DAVENPORT BANK AND TRUST
                                                 COMPANY, NATIONAL ASSOCIATION


                                                By:
                                                Title:



                      SIXTH AMENDMENT TO CREDIT AGREEMENT

         THIS SIXTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of this 27th day of January, 1995, is entered into among EAGLE FOOD CENTERS, INC., a Delaware corporation (the "Borrower"), CAISSE NATIONALE DE CREDIT AGRICOLE ("CNCA") and THE FIRST NATIONAL BANK OF CHICAGO ("FNBC"), as co-agents (the "Co-Agents"), the Banks (as hereafter defined), and CNCA, acting through its Chicago Branch, as agent for the Banks (the "Agent").

                              W I T N E S S E T H:

         WHEREAS, the Borrower, certain lenders (the "Banks"), the Agent and the Co-Agents are parties to a Credit Agreement dated as of April 26, 1993, as amended by a First Amendment to Credit Agreement dated as of October 15, 1993, a Second Amendment to Credit Agreement and Waiver dated as of January 28, 1994, a Third Amendment to Credit Agreement dated as of April 29, 1994, a Fourth Amendment to Credit Agreement dated as of September 7, 1994 and a Fifth Amendment dated as of December 9, 1994 (the "Credit Agreement"), pursuant to which the Banks established various credit facilities for the benefit of the Borrower; and

         WHEREAS, the parties hereto desire to amend the Credit Agreement with respect to certain matters as hereafter specifically provided;

         NOW, THEREFORE, the parties hereto agree as follows:

         1. Unless otherwise specified herein, all capitalized terms used herein shall have the meanings specified in the Credit Agreement.

         2. Section 1.01 of the Credit Agreement is hereby amended by adding the following sentence to the end of the "Tangible Net Worth" definition contained therein:

          Notwithstanding the foregoing, Tangible Net Worth shall not be reduced by up to $12,000,000 of charges for store closings that were deducted in computing Net Income for the fiscal quarter ending January 28, 1995.

         3. Section 2.04 of the Credit Agreement is hereby amended by adding the following sentence to the end of such Section:

          If any sale or other transaction referred to in Sections 6.03(b), 6.03(c) or 6.08 occurs, the Loans shall be repaid in an amount equal to all net cash proceeds of such transactions within one Business Day after the receipt of each such payment.

         4. Section 4.01(e) of the Credit Agreement is hereby amended and restated to read as follows:

               (e) The Agent shall have received a certificate in a form acceptable to it certifying as to the amount of the Borrowing Base as of such date.

         5. Section 5.12 of the Credit Agreement is hereby amended and restated to read as follows:

               SECTION 5.12. Tangible Net Worth. Maintain a Tangible Net Worth at the end of each fiscal quarter of not less than (a) $55,000,000, at all times to and including the end of the first fiscal quarter of the 1994 fiscal year; (b) $53,380,000, at the end of the second fiscal quarter of the 1994 fiscal year; (c) $46,135,000, at the end of the third fiscal quarter of the 1994 fiscal year; (d) $39,720,000, at the end of the fourth fiscal quarter of the 1994 fiscal year; (e) $57,000,000, thereafter to and including the end of the third fiscal quarter of the 1995 fiscal year; (f) $61,000,000, thereafter to and including the end of the third fiscal quarter of the 1996 fiscal year;
          (g) $65,000,000, thereafter to and including the end of the third fiscal quarter of the 1997 fiscal year; and (h) $69,000,000, at all times thereafter. For the purposes hereof, the 1994 fiscal year shall mean the fiscal year ending on January 28, 1995.

         6. Section 5.14 of the Credit Agreement is hereby amended and restated to read as follows:

               SECTION 5.14. Fixed Charge Coverage Ratio. Maintain a Fixed Charge Coverage Ratio at the end of each fiscal quarter of at least
          (a) 1.80:1 for all fiscal quarters ending on or before January 29, 1994; (b) 1.70:1 for the fiscal quarter ending July 30, 1994; (c) 1.53:1 for the fiscal quarter ending October 29, 1994; (d) 1.27:1 for the fiscal quarter ending January 28, 1995; and (e) 1.70:1 for all fiscal quarters ending thereafter.

         7. Section 6.06(a) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

         Declare or pay, directly or indirectly, any Restricted Payment or set apart any sum for such purpose.

         8. Section 6.14 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

               SECTION 6.14. Capital Expenditures. Permit the aggregate Capital Expenditures for the four most recent fiscal quarters to exceed $16,000,000.

         9. Section 6.15 of the Credit Agreement is hereby amended and restated to read as follows:

               SECTION 6.15. Leverage Ratio. Permit the Leverage Ratio to equal or exceed (a) 3.15:1 at the end of any fiscal quarter ending before July 30, 1994; (b) 3.43:1 at the end of the fiscal quarter ending July 30, 1994; (c) 4.36:1 at the end of the fiscal quarter ending October 29, 1994; (d) 5.75:1 at the end of the fiscal quarter ending January 28, 1995; (e) 3.00:1 at the end of any fiscal quarter during the fiscal year ending February 3, 1996; and (f) 2.75:1 at the end of any fiscal quarter thereafter.

         10. From and after the effective date of this Amendment, the Borrower shall not have any right to request any Eurodollar Loan or the right to convert any Loan into, or continue any Loan as, a Eurodollar Loan.

         11. The undersigned Banks hereby waive compliance with the provisions of Section 5.15 of the Credit Agreement for the fiscal year ending January 28, 1995.

         12. In order to induce the Banks and the Agent to enter into this Amendment, the Borrower represents and warrants that:

                  (a) The execution and delivery of this Amendment by the Borrower and the performance of the Credit Agreement as amended by this Amendment (the "Amended Agreement") (i) have been duly authorized by all requisite corporate action and (ii) will not (A) violate (1) any provision of the certificate of incorporation or by-laws of the Borrower or any of its Subsidiaries or any provision of any applicable law, statute, rule or regulation (including, without limitation, Regulations G, T, U or X), (2) any order of any court, or any rule, regulation or order of any other agency of government binding upon the Borrower or any of its Subsidiaries or (3) any provisions of any indenture, agreement or other instrument to which the Borrower or any of its Subsidiaries is a party, or by which the Borrower or any of its Subsidiaries, or any of their respective properties or assets is or may be bound, (B) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (ii)(A)(3) above or (C) result in the creation or imposition of any Lien (other than in favor of the Agent for the benefit of the Banks as contemplated by the Amended Agreement) upon any property or assets of the Borrower or any of its Subsidiaries.

                  (b) No registration with or consent or approval of, or other action by, any Federal, state or other governmental agency, authority or regulatory body is or will be required in connection with the execution and delivery by the Borrower of this Amendment or the performance by the Borrower of the Amended Agreement.

                  (c) This Amendment and the Amended Agreement constitute legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors' rights generally).

                  (d) The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as though made on and as of the date hereof, except to the extent that any such representation or warranty relates to an earlier date.

                  (e) The Borrower is in compliance with all the terms and provisions contained in the Amended Agreement and in the other Loan Documents and the Senior Note Indenture on its part to be observed or performed and no Event of Default or Potential Default has occurred and is continuing.

         13. Except as amended, modified or waived by this Amendment, the Credit Agreement shall continue in full force and effect.

         14. This Amendment may be executed in one or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement.

         15. This Amendment shall become effective when (a) copies hereof which, when taken together, bear the signature of the Borrower and the Required Banks shall be delivered or mailed to the Agent, (b) the Borrower shall have paid to the Agent an amendment fee payable to each Bank in an amount equal to one-eighth of one percent (0.125%) of such Bank's Percentage of the Commitment and (c) the Agent has received such other information, approvals, documents or instruments as the Agent may reasonably request.

         16. This Amendment shall be construed in accordance with and governed by the laws of the State of Illinois without giving effect to choice of law doctrine.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first written above.

                                                EAGLE FOOD CENTERS, INC.


                                                By:
                                                Title:


                                                CAISSE NATIONALE DE CREDIT
                                                AGRICOLE, as Agent


                                                By:
                                                Title:

                                                CAISSE NATIONALE DE CREDIT
                                                AGRICOLE, as Co-Agent and a Bank


                                                By:
                                                Title:


                                                THE FIRST NATIONAL BANK OF
                                                 CHICAGO, as Co-Agent and a Bank


                                                By:
                                                Title:


                                                NATIONAL BANK OF CANADA


                                                By:
                                                Title:


                                                BERLINER HANDELS-UND
                                                FRANKFURTER BANK


                                                By:
                                                Title:


                                                NORWEST BANK IOWA, NATIONAL
                                                 ASSOCIATION, f/k/a
                                                DAVENPORT BANK AND TRUST
                                                 COMPANY, NATIONAL ASSOCIATION


                                                By:
                                                Title: